                                As filed with the Securities and Exchange Commission on April 23, 2002

                                                                                                            Registration No. 333-______
                                                 --------------------------------------------------------------------------------------

                                              SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D. C. 20549
                                                              ----------

                                                               FORM S-8
                                                     REGISTRATION STATEMENT UNDER
                                                      THE SECURITIES ACT OF 1933
                                                              ----------

                                                  NAVISTAR INTERNATIONAL CORPORATION
                                         (Exact name of registrant as specified in its charter)

                                                  Delaware                       36-3359573
                                           (State or other jurisdiction            (I.R.S. Employer
                                         of incorporation or organization)      Identification Number)

                                                           4201 Winfield Road
                                                       Warrenville, Illinois 60555
                                                        Telephone: (630) 753-5000
                                                (Address of principal executive offices)
                                                              ----------

                                         NAVISTAR 1994 PERFORMANCE INCENTIVE PLAN, AS AMENDED
                                                               ---------

                                                  NAVISTAR INTERNATIONAL CORPORATION
                                                        1998 INTERIM STOCK PLAN
                                                               ---------

                                         NAVISTAR 1998 SUPPLEMENTAL STOCK PLAN, AS AMENDED AND
                                         SUPPLEMENTED BY THE RESTORATION STOCK OPTION PROGRAM
                                                         (Full title of plans)
                                                               ---------

                                                          Robert A. Boardman
                                               Senior Vice President and General Counsel
                                                  Navistar International Corporation
                                                          4201 Winfield Road
                                                      Warrenville, Illinois 60555
                                                       Telephone: (630) 753-5000
                                       (Name, address and telephone number of agent for service)

                                                    Calculation of Registration Fee
============================ ================== ========================= ====================== ===================
Title of Securities          Amount to be       Proposed maximum          Proposed maximum       Amount of
to be registered             registered (1)     offering price per        aggregate offering     registration fee
                                                share (2)                 price
---------------------------- ------------------ ------------------------- ---------------------- -------------------

Common Stock, par value      2,500,000          $42.49                    $106,225,000           $9,772.70
$0.10, and associated        shares(3)
rights
---------------------------- ------------------ ------------------------- ---------------------- -------------------

(1)      Pursuant to  Rule  416  of  the Securities Act, this Registration Statement also covers such additional shares of Common Stock as may become issuable pursuant to anti-dilution provisions of the plans described herein.

(2)      Pursuant to Rule  457(h)  under the Securities Act,  the proposed maximum offering price per share is estimated solely for the purpose of  calculating the  registration fee and is based on the average of the high and low prices of shares of Common Stock of the Registrant as reported on the New York Stock  Exchange on April 19,  2002,  a date that is within five business days of which this Registration Statement is being filed.

(3)      Shares reserved for  issuance under  the Navistar  1994  Performance  Incentive Plan,  as amended,  the Navistar International
         Corporation 1998  Interim  Stock Plan  and the Navistar  1998  Supplemental Stock Plan,  as amended  and  supplemented  by the
         Restoration Stock Option Program.

                                                STATEMENT UNDER GENERAL INSTRUCTION E -

                                                 REGISTRATION OF ADDITIONAL SECURITIES

             The registrant,  Navistar International Corporation (the "Registrant"),  previously filed a registration statement on Form
S-8 with the Securities  and Exchange  Commission on May 5, 1999 (SEC File No.  333-77781) in connection  with the  registration  of an aggregate  of  6,000,000  shares of Common  Stock to be issued  under the  Navistar  1994  Performance  Incentive  Plan,  the  Navistar
International Corporation 1998 Interim Stock Plan and the Navistar 1998 Supplemental Stock Plan.

             Pursuant to General  Instruction E of Form S-8, this Registration  Statement is filed by the Registrant solely to register an additional  2,500,000  shares of the  Registrant's  Common Stock for issuance under  Navistar 1994  Performance  Incentive  Plan, as amended,  the Navistar  International  Corporation  1998 Interim Stock Plan and the Navistar 1998  Supplemental  Stock Plan, as amended and  supplemented  by the  Restoration  Stock  Option  Program.  Pursuant to General  Instruction  E of Form S-8,  the  contents of the previously  filed  registration  statement  on Form S-8 (SEC  File No.  333-77781)  are  hereby  incorporated  by  reference  into this
Registration Statement.

                                                                PART II

                                          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Certain Documents by Reference.

             The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

             (a)   The Registrant's Annual Report on Form 10-K for the year ended October 31, 2001 filed on December 19, 2001.

             (b)   The Registrant's Proxy Statement, dated January 17, 2002 filed on January 16, 2002.

             (c)   The Registrant's Quarterly Report on Form 10-Q for the quarter ended January 31, 2002 filed on March 11, 2002.

             (d)   The Registrant's Current Report on Form 8-K dated March 15, 2002 and filed on March 15, 2002.

             (e)    All  documents  subsequently  filed by the  Registrant  pursuant  to  Sections  13(a),  13(c),  14 and 15(d) of the
Exchange Act, prior to the filing of a  post-effective  amendment which  indicates that all securities  offered have been sold or which de-registers all securities then remaining unsold,  shall be deemed to be incorporated by reference in this Registration  Statement and to be a part hereof from the date of filing of such documents.

             Any statement contained in a document  incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or  superseded  for  purposes of this  Registration  Statement  to the extent that a statement  contained  herein or any other subsequently  filed document which also is incorporated  or deemed to be  incorporated by reference  herein modifies or supersedes such statement.  Any such  statement so modified or superseded  shall not be deemed,  except as so modified or  superseded,  to constitute a part of this Registration Statement.

Item 5.  Interests of Named Experts and Counsel.

         Robert A. Boardman,  Senior Vice President and General Counsel of the Registrant,  has delivered an opinion to the effect that the shares of Common Stock covered by this Registration Statement will be legally issued,  fully paid and non-assessable.  Mr. Boardman beneficially  owns  41,282  shares  of the Registrant's  Common Stock  and has  options  to acquire an additional 126,128 shares of the
Registrant's Common Stock.

                                                          1

Item 8.  Exhibits.

Exhibit Number                Description                                    Sequentially Numbered Page
--------------                -----------                                    --------------------------

5.1                           Opinion of Robert A. Boardman with respect                      E-1
                              to the legality of the shares of the Common        Filed herewith electronically
                              Stock being registered.

10.1                          Navistar 1994 Performance Incentive Plan, as    Incorporated herein by reference to
                              amended                                          Exhibit 10.31 of the Registrant's
                                                                             Quarterly Report on Form 10-Q for the
                                                                                quarter ending January 31, 2002

10.2                          Navistar 1998 Supplemental Stock Plan, as       Incorporated herein by reference to
                              amended and supplemented by the Restoration      Exhibit 10.32 of the Registrant's
                              Stock Option Program                           Quarterly Report on Form 10-Q for the
                                                                                quarter ending January 31, 2002

23.1                          Consent of Deloitte & Touche LLP                                E-3
                                                                                 Filed herewith electronically

23.2                          Consent of Robert A. Boardman (included in                      E-1
                              opinion filed as Exhibit 5.1)

24.1                          Powers of Attorney (included on the                              4
                              signature page of this Registration
                              Statement)

                                                          2

                                                              SIGNATURES

The Registrant

        Pursuant to the  requirements  of the  Securities Act of 1933,  the  Registrant  certifies  that it has  reasonable  grounds to believe that it meets all of the  requirements for filing on Form S-8 and has duly caused this  Registration  Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Warrenville, State of Illinois, on April 19, 2002.

                                            NAVISTAR INTERNATIONAL CORPORATION

                                            By:     /s/ Robert C. Lannert
                                                    -----------------------------------
                                            Name:   Robert C. Lannert
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial Officer)

                                                          3

                                                                                                                           EXHIBIT 24.1

                                                           POWER OF ATTORNEY

         Each person whose signature appears below does hereby make,  constitute and appoint John R. Horne,  Robert C. Lannert,  Robert
A. Boardman,  and Mark T. Schwetschenau and each of them acting individually,  true and lawful  attorneys-in-fact and agents with power to act without the other and with full power of substitution,  to execute,  deliver and file, for and on such person's  behalf,  and in such person's name and capacity or capacities as stated below,  any amendment,  exhibit or supplement to this  Registration  Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate.

         Pursuant to the  requirements  of the  Securities  Act of 1933,  this  Registration  Statement and Power of Attorney have been signed on April 19, 2002 by the following persons in the capacities indicated.

         Signature                                            Capacity
         ---------                                            --------

     /s/ John R. Horne
--------------------------------------------------      Chairman, President and
         John R. Horne                                  Chief Executive Officer and Director
                                                        (Principal Executive Officer)

     /s/ Robert C. Lannert
--------------------------------------------------      Executive Vice President and
         Robert C. Lannert                              Chief Financial Officer and Director
                                                        (Principal Financial Officer)

     /s/ Mark T. Schwetschenau
--------------------------------------------------      Vice President and Controller
         Mark T. Schwetschenau                          (Principal Accounting Officer)

     /s/ Y. Marc Belton
--------------------------------------------------      Director
         Y. Marc Belton

     /s/ John D. Correnti
--------------------------------------------------      Director
         John D. Correnti

     /s/ Jerry E. Dempsey
--------------------------------------------------      Director
         Jerry E. Dempsey

     /s/ Abbie J. Griffin
--------------------------------------------------      Director
         Dr. Abbie J. Griffin

     /s/ Michael N. Hammes
--------------------------------------------------      Director
         Michael N. Hammes

     /s/ Allen J. Krowe
--------------------------------------------------      Director
         Allen J. Krowe

     /s/ David McAllister
--------------------------------------------------      Director
         David McAllister

     /s/ Southwood J. Morcott
--------------------------------------------------      Director
         Southwood J. Morcott

     /s/ William F. Patient
--------------------------------------------------      Director
         William F. Patient

                                                          4

                                        INDEX TO EXHIBITS

Exhibit Number                Description                                    Sequentially Numbered Page
--------------                -----------                                    --------------------------

5.1                           Opinion of Robert A. Boardman with respect                      E-1
                              to the legality of the shares of the Common        Filed herewith electronically
                              Stock being registered.

10.1                          Navistar 1994 Performance Incentive Plan, as    Incorporated herein by reference to
                              amended                                          Exhibit 10.31 of the Registrant's
                                                                             Quarterly Report on Form 10-Q for the
                                                                                quarter ending January 31, 2002

10.2                          Navistar 1998 Supplemental Stock Plan, as       Incorporated herein by reference to
                              amended and supplemented by the Restoration      Exhibit 10.32 of the Registrant's
                              Stock Option Program                           Quarterly Report on Form 10-Q for the
                                                                                quarter ending January 31, 2002

23.1                          Consent of Deloitte & Touche LLP                                E-3
                                                                                 Filed herewith electronically

23.2                          Consent of Robert A. Boardman (included in                      E-1
                              opinion filed as Exhibit 5.1)

24.1                          Powers of Attorney (included on the                              4
                              signature page of this Registration
                              Statement)

                                                          5